                                                                    Exhibit 99.2


                                             DietSmart Inc.
                                       (formerly Dietology)




                                                            Financial Statements
                                           Period from June 15, 1999 (Inception)
                                                                to June 30, 2000

                                                   DietSmart Inc.

                                                            Index

Report of independent certified public accountants              2

Financial statements:
 Balance sheet                                                  3
 Statement of loss                                              4
 Statement of stockholders' equity                              5
 Statement of cash flows                                        6
 Summary of business and significant accounting policies     7-10
 Notes to financial statements                              11-19

Report of Independent Certified Public Accountants

The Stockholders
DietSmart Inc.
New York, New York

We have audited the accompanying balance sheet of DietSmart Inc. ("Company"), a company in the development stage, as of June 30, 2000, and the related statements of loss, stockholders' equity and cash flows for the period from June 15, 1999 (inception) to June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DietSmart Inc. at June 30, 2000, and the results of its operations and its cash flows for the period from June 15, 1999 (inception) to June 30, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming DietSmart Inc. will continue as a going concern. As discussed in Note 1, the Company is in the development stage, has had nominal revenues from operations and has generated a net loss of $1,534,408 since inception. In addition, the Company will require substantial, additional funds for development and marketing of its products. These matters raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

October 4, 2000

                                                   DietSmart Inc.


                                                    Balance Sheet


June 30, 2000
--------------------------------------------------------------------
Assets
Current:
 Cash                                                 $   370,936
 Prepaid sponsorship agreement (Note 3)                   100,000
 Other current assets                                      15,918
--------------------------------------------------------------------
   Total current assets                                   486,854
Deferred promotion agreement (Note 6)                     275,000
Security deposit                                           20,665
Deferred consulting fees (Note 3)                         362,674
Property and equipment, net (Note 2)                      498,284
--------------------------------------------------------------------
                                                      $ 1,643,477
====================================================================
Liabilities and Stockholders' Equity
Current liabilities:
 Accounts payable and accrued expenses (Note 3)       $   190,187
Deferred compensation (Note 4)                            156,250
Compensation payable (Note 3)                             100,000
--------------------------------------------------------------------
    Total liabilities                                     446,437
--------------------------------------------------------------------
Commitments (Notes 3, 4 and 5)
Stockholders' equity (Note 3):
 Preferred stock - 7,000,000 shares authorized                  -
 Series A preferred stock, $.001 par value -
  2,000,000 shares authorized, 1,645,000 issued
  and outstanding                                           1,645
 Series B preferred stock, $.001 par value -
  1,538,462 shares authorized, 307,693 issued and
  outstanding                                                 308
 Series B preferred stock - 76,923 shares                      77
  subscribed
 Common stock, $.001 par value - 18,000,000 shares
  authorized, 6,572,361 issued and outstanding              6,572
 Additional paid-in capital                             3,623,931
 Unearned compensation                                   (901,085)
 Deficit accumulated during the development stage      (1,534,408)
 Treasury stock, at cost (3,427,639 shares)                     -
    Total stockholders' equity                          1,197,040
--------------------------------------------------------------------
                                                      $ 1,643,477
====================================================================

        See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                   DietSmart Inc.


                                                Statement of Loss


Period from June 15, 1999 (inception) to June 30, 2000
---------------------------------------------------------------------
Interest income                                        $    19,464
---------------------------------------------------------------------
Operating expenses:
 Salaries                                                  474,795
 Professional fees                                         295,121
 Stock-based compensation to employees and                 199,115
  officers (Note 3)
 General and administrative                                154,447
 Stock-based consulting fees (Note 3)                      141,376
 Consultant fees                                           124,459
 Sales and marketing                                        84,058
 Rent (Note 3)                                              55,200
 Depreciation and amortization                              25,301
---------------------------------------------------------------------
    Total operating expenses                             1,553,872
---------------------------------------------------------------------
Net loss                                               $(1,534,408)
=====================================================================

        See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                                  DietSmart Inc.


                                               Statement of Stockholders' Equity

Period from June 15, 1999 (inception) to June 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Preferred stock
                                                            Preferred stock                  subscribed
                                               ---------------------------------------   -------------------
                                                   Series A               Series B            Series B              Common stock
                                               ----------------       ----------------   -------------------      ----------------
                                               Shares    Amount       Shares    Amount   Shares       Amount      Shares    Amount
------------------------------------------------------------------------------------------------------------------------------------
Initial contribution                                 -  $    -            -    $    -        -       $     -          200  $   200
Stock split                                          -       -            -         -        -             -    9,999,800    9,800
Contribution of treasury shares                      -       -            -         -        -             -   (3,427,639)  (3,428)
Options issued for consulting services               -       -            -         -        -             -            -        -
Conversion of convertible debt to
 Preferred Stock Series A                      400,000     400            -         -        -             -            -        -
Issuance of Preferred Stock Series A         1,245,000   1,245            -         -        -             -            -        -
Options issued to an officer and an
 employee as compensation                            -       -            -         -        -             -            -        -
Issuance of unvested options to an
 officer and an employee                             -       -            -         -        -             -            -        -
Issuance of Preferred Stock Series B
 for cash                                            -       -      115,385       116        -             -            -        -
Issuance of Preferred Stock Series B in
 lieu of payment of a promotional
 agreement                                           -       -      192,308       192        -             -            -        -
Subscribed shares of Preferred Stock
 Series B                                            -       -            -         -   76,923            77            -        -
Net loss from inception through
------------------------------------------------------------------------------------------------------------------------------------
 June 30, 2000                                       -       -            -         -        -             -            -        -
------------------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 2000                       1,645,000  $1,645      307,693      $308   76,923           $77    6,572,361  $ 6,572
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Deficit
                                                                           accumulated
                                                Additional                  during the                                  Total
                                                  paid-in      Unearned    development         Treasury Stock        stockholders'
                                                                                             -------------------
                                                  capital    compensation     stage          Shares       Amount         equity
------------------------------------------------------------------------------------------------------------------------------------
Initial contribution                           $   10,000     $       -    $         -             -      $    -      $    10,200
Stock split                                        (9,800)            -              -             -           -                -
Contribution of treasury shares                     3,428             -              -     3,427,639           -                -
Options issued for consulting services            387,133             -              -             -           -          387,133
Conversion of convertible debt to
 Preferred Stock Series A                         399,600             -              -             -           -          400,000
Issuance of Preferred Stock Series A            1,243,755             -              -             -           -        1,245,000
Options issued to an officer and an
 employee as compensation                         189,115             -              -             -           -          189,115
Issuance of unvested options to an
 officer and an employee                          901,085      (901,085)             -             -           -                -
Issuance of Preferred Stock Series B
 for cash                                         149,884             -              -             -           -          150,000
Issuance of Preferred Stock Series B in
 lieu of payment of a promotional                 249,808             -              -             -           -          250,000
 agreement
Subscribed shares of Preferred Stock
 Series B                                          99,923             -              -             -           -          100,000
Net loss from inception through
------------------------------------------------------------------------------------------------------------------------------------
 June 30, 2000                                          -             -     (1,534,408)            -           -       (1,534,408)
------------------------------------------------------------------------------------------------------------------------------------
Balance, June 30, 2000                         $3,623,931     $(901,085)   $(1,534,408)    3,427,639      $    -      $ 1,197,040
====================================================================================================================================

        See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                               DietSmart Inc.


                                                      Statement of Cash Flows

Period from June 15, 1999 (inception) to June 30, 2000
----------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
 Net loss                                                                                     $(1,534,408)
----------------------------------------------------------------------------------------------------------
 Adjustments to reconcile net loss to net cash used in operating activities:
   Amortization of consulting contracts compensated via the issuance of options                    24,459
   Noncash consulting expenses provided in exchange for the issuance of common stock              100,000
   Deferred compensation                                                                          156,250
   Noncash compensation expense to officers and employees in exchange for options and
    shares                                                                                        199,115
   Depreciation and amortization                                                                   25,301
   Changes in operating assets and liabilities:
    Prepaid sponsorship agreement                                                                (100,000)
    Prepaid promotion agreement                                                                   (25,000)
    Other assets                                                                                  (15,918)
    Security deposit                                                                              (20,665)
    Accounts payable                                                                              151,646
----------------------------------------------------------------------------------------------------------
       Total adjustments                                                                          495,188
----------------------------------------------------------------------------------------------------------
       Net cash used in operating activities                                                   (1,039,220)
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
 Capital expenditures                                                                            (485,044)
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
 Issuance of common stock                                                                             200
 Issuance of convertible debt                                                                     400,000
 Issuance of Preferred Stock Series A                                                           1,245,000
 Issuance of Preferred Stock Series B                                                             150,000
 Subscribed share of Preferred Stock Series B                                                     100,000
----------------------------------------------------------------------------------------------------------
       Net cash provided by financing activities                                                1,895,200
----------------------------------------------------------------------------------------------------------
Net increase in cash                                                                              370,936
Cash, beginning of period                                                                               -
----------------------------------------------------------------------------------------------------------
Cash, end of period                                                                           $   370,936
=========================================================================================================

        See accompanying summary of business and significant accounting policies and notes to financial statements.

                                                               DietSmart Inc.


                      Summary of Business and Significant Accounting Policies

Business DietSmart Inc. ("DietSmart" or the "Company"), a development stage enterprise, was incorporated on June 15, 1999 under the name, Dietology, under the laws of the State of Delaware. During January 2000, the Company changed its name to DietSmart, Inc. DietSmart is an online weight loss service that provides its clients with custom-tailored diet and fitness programs for a fee.

Basis of Presentation      The financial statements have been prepared in
                           accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 7,
                           "Accounting and Reporting by Development Stage
                           Enterprises," which requires development stage enterprises to employ the same accounting principles as operating companies.

Property and Equipment     Property and equipment are stated at cost.
                           Depreciation will be computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Use of Estimates           The preparation of financial statements in conformity
                           with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition        To date, the Company has generated nominal revenues.
                           DietSmart anticipates that its revenue will primarily be comprised of monthly registration fees, commissions, advertising and other revenue.

                           The Company will recognize revenues according to the type of product or service being sold and the structure of the contract negotiated with the individual.

                                                                  DietSmart Inc.

                         Summary of Business and Significant Accounting Policies



                            Advertising Revenue

                            The Company will also earn revenue from the sale of advertising on its web site. These revenues will be recognized as the advertisement is displayed.

Comprehensive Income        The Company is required to report comprehensive
                            income under SFAS No. 130, "Reporting Comprehensive
                            Income", which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. There were no items of comprehensive income during the period presented.

Income Taxes                The Company uses the liability method of accounting
                            for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Deferred income tax assets and liabilities are recognized based on the temporary differences between the financial statement and income tax bases of assets, liabilities and carryforwards using enacted tax rates. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

                            The Company has net operating losses ("NOLs") of approximately $1,045,000 which expire in 2020. Deferred tax assets resulting from these NOLs, the stock-based compensation issued to consultants and employees not yet exercised, and deferred compensation have been offset with a valuation allowance of a full amount.

                                                                  DietSmart Inc.

                         Summary of Business and Significant Accounting Policies



Stock-Based Compensation      The Company accounts for its stock option awards
                              under the intrinsic value based method of accounting prescribed by Accounting Principles
                              Board Opinion No. 25, "Accounting for Stock Issued to Employees". Under the intrinsic value based method, compensation cost is the excess, if any, of the fair market value of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The
                              Company will make pro forma disclosures of net loss as if the fair value based method of accounting had been applied, as required by SFAS
                              No. 123, "Accounting for Stock-Based
                              Compensation."

                              For option and stock grants to nonemployees, the Company capitalizes certain costs and amortizes the ascribed value of such grants over the related service period or useful life of the underlying asset.

Capitalized Software          In March 1998, the American Institute of Certified
Costs                         Public Accountants ("AICPA") issued Statement of
                              Position No. 98-1, "Accounting for the Cost of
                              Computer Software Developed or Obtained for
                              Internal Use" ("SOP 98-1"). SOP 98-1 provides guidance over accounting for computer software developed or obtained for internal use including the requirement to capitalize specified costs and amortization of such costs.

                              The Company has capitalized certain incurred software development costs in connection with its online services. The costs associated with research and development of such technology were expensed as incurred. Software development costs incurred subsequent to establishing technological feasibility have been capitalized. Technological feasibility is established upon the completion of a detailed program design (in the absence of any high risk issues or uncertainties). Capitalized software costs are being amortized over a period of three years. Maintenance costs incurred in connection with the software are being expensed as incurred.

                                                                  DietSmart Inc.

                         Summary of Business and Significant Accounting Policies



                             In 2000, the Emerging Issues Task Force ("EITF") issued a consensus on EITF Issue No. 00-2, "Website Development Costs," which established guidelines for accounting for website development costs and is effective for quarterly periods beginning after June 30, 2000. Although the Company is still evaluating its impact, the Company does not believe its adoption will have a significant effect on its financial statements.

                                                                  DietSmart Inc.

                                                   Notes to Financial Statements


1.   Going Concern            The accompanying financial statements have been
                              prepared assuming that the Company will continue as a going concern. The Company is in the development stage and has had nominal revenues from operations since inception and has generated a net loss of $1,534,408. There can be no assurance that the Company will be able to obtain the substantial additional capital resources necessary to pursue its business plan or that any assumptions relating to its business plan will prove to be accurate. The Company is pursuing sources of additional financing and there can be no assurance that any such financing will be available to the Company on commercially reasonable terms, or at all. Any inability to obtain additional financing will have a material adverse effect on the Company, including possibly requiring the Company to significantly curtail or cease operations.

                              These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.   Property and             Property and equipment, net consists of the
     Equipment, Net           following:

                              June 30, 2000
                              -------------------------------------------------------------
                              Capitalized software development costs               $363,207
                              Computer equipment                                    103,390
                              Furniture and equipment                                28,991
                              Telecommunication equipment                            27,997
                              -------------------------------------------------------------
                                                                                    523,585
                              Less: Accumulated depreciation and
                                      amortization                                  (25,301)
                              -------------------------------------------------------------
                              Property and equipment, net                          $498,284
                              =============================================================

                                                                  DietSmart Inc.

                                                   Notes to Financial Statements



3.   Commitments         Lease Commitments

                         The Company leases office space for its corporate headquarters in New York City under an operating lease through November 2002.

                         The minimum lease payments required under the noncancellable operating lease for the years subsequent to June 30, 2000 approximate:


                         Year ending June 30,
                         -----------------------------------------
                         2001                             $ 92,000
                         2002                               96,000
                         2003                               38,000
                         -----------------------------------------
                                                          $226,000
                         =========================================

                         Total rent expense for the period from June 15, 1999 (inception) to June 30, 2000 was approximately $48,000.

                         Consulting Agreements

                         During October 1999, the Company entered into a four-year consulting agreement whereby the consultant would perform advisory, web development and maintenance services for the Company. The value of the contract was agreed to be $500,000. According to the terms of the contract, the Company is required to pay $172,000 cash and issue options to purchase 327,639 shares of Company common stock at an exercise price equal to $0.01. For the services rendered during the period from inception through June 30, 2000, the Company has capitalized software costs under this agreement totaling $88,541, which includes $50,000 of cash payments. Accounts payable includes $38,541 representing the amount of the liability outstanding for services performed to date.

                                                                  DietSmart Inc.

                                                   Notes to Financial Statements



                         On January 14, 2000, the Company signed an annual consulting contract for business advisory and promotional services in exchange for 270,000 shares of common stock to be delivered on January 14, 2001. The value ascribed to this contract was based on the fair value of the Company's common stock on January 14, 2000. The shares are earned on a monthly basis and, in the event the contract is terminated prior to the delivery date, the Company must deliver the pro rata portion of earned shares. At June 30, 2000, the Company has accrued a charge of approximately $100,000. If and when such shares are issued, the Company will reduce this liability and increase stockholders' equity.

                         From December 1999 through March 2000, the Company granted options to nine consultants with a fair value of $168,859 for services to be performed for periods up to 5 years. The fair values ascribed to these option grants was determined using a binomial mode option model as described in Note 5. These amounts have been recorded as deferred consulting fees and are being amortized over the related contract lives. During the period from December 16, 1999 through June 30, 2000, $24,459 has been amortized based upon the terms of the underlying contracts.

                         Sponsorship Agreement

                         The Company has entered into an agreement with an online network whereby the network guarantees the delivery of impressions and banners for the Company. The commitment for this agreement is $150,000 for the year ending June 2001. Originally, this agreement required fees of $750,000, but during September 2000, the Company renegotiated this commitment to $150,000.

                                                            DietSmart Inc.

                                             Notes to Financial Statements


4.   Employment       The Company has entered into employment agreements
     Agreements       ("Agreements") with certain key employees ("Executives")
                      providing for future minimum annual compensation as follows:

                      Year ending June 30,
                      ----------------------------------------------------------
                      2001                                             $225,000
                      2002                                              225,000
                      2003                                              225,000
                      2004                                               68,750
                      ==========================================================

                      Upon execution of the Agreements, the Executives entered into a deferral agreement with the Company that permits them to defer payment of their bonus and base salaries from the Company to a future date. The amount deferred by the Executives shall vest 100% upon the earlier to occur of (i) the date of an investor financing, or series of related financings, occurring on or after January 1, 2000 and securing gross proceeds to the Company of at least $2,000,000 or (ii) the date of the Executive's termination of employment with the Company other than the Executive's voluntary termination by the Company for cause. The compensation will accrue interest at the rate of 6% per annum. For the period from October 1, 1999 (inception) to June 30, 2000, deferred compensation expense was $156,250.

                                                             DietSmart Inc.

                                              Notes to Financial Statements


5.   Stock Options    On December 16, 1999, the Company adopted the 1999 Stock
                      Option Plan ("Plan") which provides for the granting of non-qualified stock options and common shares to employees, non-employee directors and consultants and the granting of incentive stock options to employees. Awards of up to a maximum aggregate of 3,427,639 shares of common stock have been reserved for the Plan. As of June 30, 2000, 2,379,750 options were granted to employees and consultants, 270,000 shares have been reserved to be utilized as payment for consulting services during January
                      2001 and 327,639 shares have been reserved for option agreements delivered, but not signed by the third-party participants. Subsequent to year-end, an additional
                      357,500 options were granted and related shares reserved under this Plan.

                      The Company has issued stock options under the Plan to key employees and certain consultants to purchase its common stock at the fair value on the date of grant. The fair value of each option was determined by using a binomial mode option-pricing model. The fair market value of each option grant was estimated by using the following assumptions for the fiscal year ended 2000; risk-free interest rates of 6.0%; dividend yield of 0%; expected lives of 10 years and volatility of .60%. Additional adjustments are made for assumed cancellations and expectations that shares acquired through exercise of options are held during employment.

                      June 30, 2000
                      ----------------------------------------------------------------------------
                                                                                     Weighted
                                                                    Weighted        average fair
                                                                    average        value at grant
                      Fixed price portions              Shares    exercise price       date
                      ----------------------------------------------------------------------------
                      Outstanding, beginning
                        of year                              -    $         -      $          -
                      Granted                        2,379,750            .09               .45
                      Exercised                              -              -                 -
                      Expired                                -              -                 -
                      ----------------------------------------------------------------------------
                      Outstanding, end of year       2,379,750    $       .09      $        .45
                      ============================================================================

                                                            DietSmart Inc.

                                             Notes to Financial Statements


                      The following table summarizes information about fixed stock options outstanding at June 30, 2000:

                                                          Options                           Options
                                                        outstanding                       exercisable
                                             -------------------------------------     ------------------
                                                               Weighted average
                                                 Number            remaining                Number
                                             outstanding at    contractual life         exercisable at
                      Exercise prices            6/30/00            (years)                 6/30/00
                      -----------------------------------------------------------------------------------
                      $  .01                    1,380,000             9.4                   44,516
                         .80                      872,750             9.6                    5,000
                        1.00                       35,000             9.9                        -
                        1.30                       92,000             9.9                        -
                      -----------------------------------------------------------------------------------

                      These options vest pro rata between three to five years from their date of issuance and expire 10 years from date of grant.

                      Under the accounting provisions of SFAS 123, the Company's pro forma net loss is approximately $1,974,000.

                      One officer and an employee of the Company were granted 1,395,000 options to purchase shares at an exercise price less than fair value. A compensation charge of $189,115 was recorded by the Company for the vested portion of this award based on the difference between the fair value of those shares and the exercise price on the date of grant.

6.   Equity           (a)  Initial Contributions
     Transactions
                           On September 13, 1999, the Company issued 200 shares of common stock to its founding members for $200 cash and management services rendered by these individuals valued by the Board of Directors at $10,000.

                                                            DietSmart Inc.

                                             Notes to Financial Statements


                      (b)  Treasury Stock and Recapitalizations

                           On December 15, 1999, the Board of Directors approved a 50,000:1 stock split and the authorized shares of the Company were increased to 20,000,000 shares, of which 18,000,000 shares were designated as common stock and 2,000,000 as preferred stock, designated as Series A. The founding shareholders contributed 3,427,639 back to the Company as treasury stock to be utilized for options and shares granted under the Company's stock incentive plan.

                           On March 30, 2000, the Board of Directors increased the amount of authorized shares of the Company to 25,000,000, of which 18,000,000 shares were designated as common stock and 7,000,000 were designated as preferred stock.

                      (c)  Convertible Debt

                           Between November 3, 1999 and December 8, 1999, the Company issued $400,000 of 5.5% convertible debt to independent third parties. Such debt was convertible at the same rate as the terms of any equity financing the Company entered into while the debt was outstanding. The convertible debt was converted into Series A preferred stock on December 17, 1999.

                      (d)  Preferred Stock

                           The Company issued an additional 1,245,000 shares of Series A preferred stock in exchange for $1,245,000. The Series A shares are convertible and have the same dividend and voting rights as the common stock, have liquidation preference over the holders of common stock and will be automatically converted into common stock in the event of the Company's consummation of an initial public offering under the Securities Act of 1933 under the same terms of the offering.

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

                                                            DietSmart Inc.

                                             Notes to Financial Statements


                           From April 27 through May 30, 2000, the Company issued 384,616 shares of Series B preferred stock for $1.30 per share. These shares were issued as payment for $250,000 for promotional services and $250,000 cash. The Company has not yet issued 76,923 shares as the stock purchase agreements have not yet been signed by the shareholders. The shares of Series B preferred stock are convertible and have the same dividends and voting rights as the common stock, have liquidation preference over the holders of Series A preferred stock and the common stock and will be automatically converted into common stock in the event of the Company's consummation of an initial public offering under the Securities Act of 1933 under the same terms of the offering.

7.   Supplemental     Cash paid for interest during the period from inception
     Cash Flow        through June 30, 2000 was approximately $1,800. No monies
     Information      were paid for income taxes during this period.

                      The Company converted $400,000 of 5.5% convertible debt into 400,000 shares of $.001 Series A preferred stock.

                      In exchange for future services related to sponsorship services, the Company issued 192,308 shares of Series B preferred stock.

                      As fees for consulting services contracted for two to five years, the Company issued options to purchase 467,750 shares of common stock with a fair value of $168,859.

                      The Company capitalized $38,541 of website development services based on an agreement utilizing options for consideration.

                                                            DietSmart Inc.

                                             Notes to Financial Statements


8.   Subsequent Event      During August 2000, the Company issued a $150,000
                           convertible debt note which bears interest at an annual rate of 6.01%. This note is convertible at the same rate and terms of any equity financing the Company enters into while the debt is outstanding.

                           Subsequent to June 30, 2000, the Company received proceeds of $1,080,000 for the sale of 830,771 shares of Series B preferred stock.

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